Exhibit 4.1

ZQ 5349 Learning Tree International

COMMON STOCK

Incorporated Under The Laws of The State of Delaware

85,000,000 Authorized Shares $.0001 Par Value

THIS CERTIFIES THAT

Is The Record Holder of

CUSIP 522015 10 6

SEE REVERSE

FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE COMMON STOCK OF

LEARNING TREE INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

5349

LEARNING TREE INTERNATIONAL, INC.

CORPORATE SEAL

DELAWARE

Chief Administrative Officer/Secretary Chairman/CEO

COUNTERSIGNED AND REGISTERED:

Computershare Trust Company, Inc.

P.O. Box 1596

Denver, Colorado 80201

By

Transfer Agent & Registrar Authorized Signature

LEARNING TREE INTERNATIONAL, INC.

TRANSFER FEE: $25.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common UNIF GIFT MIN ACT- Custodian

TEN ENT -as tenants by the entireties (Cust) (Minor)

JT TEN -as joint tenants with right of Under Uniform Gifts to Minors survivorship and not as tenants Act (State)

in common

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.